EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Getty Images Holdings, Inc. (formerly known as Vector Holding, LLC, a former subsidiary of CC Neuberger Principal Holdings II) (the “Company”) on Form 10-Q for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer Leyden, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: August 12, 2022	/s/ Jennifer Leyden
	Name:	Jennifer Leyden
	Title:	Chief Financial Officer
(Principal Financial Officer)